UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 12, 2017

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Items 3.02.  Unregistered Sales of Equity Securities.

On December 13, 2017, Vornado Realty Trust (the “Company”) issued and sold 12,000,000 of its 5.25% Series M Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share (“Series M Preferred Shares”), at $25.00 per share in an underwritten public offering (the “Public Offering”) pursuant to an effective registration statement. In connection with the Public Offering, the Company and Vornado Realty L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as the underwriters, pursuant to which the Company has granted the underwriters for the Public Offering an option to purchase up to an additional 1,800,000 shares of the Series M Preferred Shares from the Company at $25.00 per share, less the applicable underwriting discount, within 30 days of December 4, 2017.

The Company has contributed or will contribute the entire net proceeds from the Public Offering to the Operating Partnership in exchange for the same number of 5.25% Series M Preferred Units, liquidation preference $25.00 per unit (“Series M Preferred Units”) of the Operating Partnership (with economic terms that mirror the terms of the Series M Preferred Shares). The issuance and sale of the Series M Preferred Units to the Company (the “Private Placement”) is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included under Item 3.02 above is incorporated by reference into this Item 5.03

In connection with the Public Offering, the Company caused Articles Supplementary classifying 13,800,000 of the Company’s authorized preferred shares of beneficial interest as Series M Preferred Shares (the “Articles Supplementary”) to be executed under seal in its name and filed with the Maryland State Department of Assessments and Taxation on December 12, 2017. A copy of the Articles Supplementary was filed as Exhibit 3.7 to the Company’s Registration Statement on Form 8-A, dated December 13, 2017, and is incorporated herein by reference.

The Series M Preferred Shares will rank senior to the Company’s common shares and any other junior shares that the Company may issue in the future, and on parity with the Company’s Series A Convertible Preferred Shares, Series D-10 Cumulative Redeemable Preferred Shares, Series D-11 Cumulative Redeemable Preferred Shares, Series D-12 Cumulative Redeemable Preferred Shares, Series D-14 Cumulative Redeemable Preferred Shares, Series D-15 Cumulative Redeemable Preferred Shares, Series G Cumulative Redeemable Preferred Shares, Series I Cumulative Redeemable Preferred Shares, Series K Cumulative Redeemable Preferred Shares, Series L Cumulative Redeemable Preferred Shares and any other parity shares that the Company may issue in the future, in each case with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, all as set forth in the Articles Supplementary.

In connection with the Private Placement, on December 13, 2017, the Company, as the General Partner of the Operating Partnership, amended the Operating Partnership’s limited partnership agreement to designate and authorize the issuance of up to 13,800,000 of the Operating Partnership’s Series M Preferred Units. A copy of that amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference.

The Operating Partnership’s Series M Preferred Units will rank, as to distributions and upon liquidation, senior to the Class A Common Units of limited partnership interest in the Operating Partnership and on parity with (i) other preferred units in the Operating Partnership currently outstanding, as set forth in the amendment to the Operating Partnership’s limited partnership agreement attached hereto as Exhibit 3.2 and incorporated herein by reference, and (ii) any other units issued in the future and designated as “Parity Units.”

Item 8.01.  Other Events.

The information included under Item 3.02 above is incorporated by reference into this Item 8.01.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The opinion of Venable LLP with respect to the validity of the Series M Preferred Shares is attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

1.1          Underwriting Agreement, dated December 4, 2017, among Vornado Realty Trust, Vornado Realty L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as the underwriters.

3.1          Articles Supplementary Classifying Vornado Realty Trust’s 5.25% Series M Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value — Incorporated by reference to Exhibit 3.7 to Vornado Realty Trust’s Registration Statement on Form 8-A (File No. 001-11954), filed on December 13, 2017.

3.2          Forty-Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P.

5.1          Opinion of Venable LLP as to validity of the Series M Preferred Shares.

23.1        Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/S/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Chief Financial Officer and Chief Administrative Officer (duly authorized officer and principal financial officer)

Date: December 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President - Chief Financial Officer and Chief Administrative Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial officer)

Date: December 13, 2017